                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY

                                 FOR TENDER OF

                           8.309% CAPITAL SECURITIES

                (LIQUIDATION AMOUNT $1,000 PER CAPITAL SECURITY)
                                       OF


                                 PMI CAPITAL I


     As set forth in the Prospectus dated _______, 1997 (the "Prospectus"), of PMI Capital I (the "Issuer") and The PMI Group, Inc. (the "Corporation") under the caption "The Exchange Offer --Procedures for Tendering Old Capital Securities -- Guaranteed Delivery," this form must be used to accept the Issuer's offer to exchange its 8.309% Capital Securities (the "New Capital Securities") for a like Liquidation Amount of its outstanding 8.309% Capital Securities (the "Old Capital Securities"), by Holders who wish to tender their Old Capital Securities and (i) whose Old Capital Securities are not immediately available or (ii) who cannot deliver their Old Capital Securities, the Letter of Transmittal or an Agent's Message (as defined in the Prospectus) and any other documents required by the Letter of Transmittal to the Exchange Agent prior to the Expiration Date. This form must be delivered by mail or hand delivery or transmitted, via facsimile, to the Exchange Agent at its address set forth below not later than the Expiration Date. All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Prospectus.


                             THE EXCHANGE AGENT IS:
                              THE BANK OF NEW YORK


BY MAIL:                                   BY HAND OR OVERNIGHT MAIL:
The Bank of New York                       The Bank of New York
101 Barclay Street                         101 Barclay Street
New York, NY 10286                         Corporate Trust Services Window
Attn: Shilpa Privedi                       Ground Level
      Reorganization Section               New York, NY 10286
                                           Attn: Shilpa Privedi
                                                 Reorganization Section


                             FOR INFORMATION CALL:
                            Confirm: (212) 815-5789
                           Facsimile: (212) 815-6339
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     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR
TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

     The undersigned hereby tenders for exchange to the Issuer upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal, receipt of which is hereby acknowledged, the aggregate Liquidation Amount of Old Capital Securities set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer --Procedures for Tendering Old Capital Securities -- Guaranteed Delivery."

     The undersigned understands and acknowledges that the Exchange Offer will expire at 5:00 p.m., New York City time, on ________, 1997, unless extended by the Issuer. The term "Expiration Date" shall mean 5:00 p.m., New York City time, on _______, 1997, unless the Exchange Offer is extended as provided in the Prospectus, in which case the term "Expiration Date" shall mean the latest date and time to which the Exchange Offer is extended.

     All authority conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

                                   SIGNATURE

X                                          Date:
 -------------------------------------          -----------------------
X                                          Date:
 -------------------------------------          -----------------------

Signature(s) of Registered
Holders(s) or Authorized Signatory

Area Code and Telephone Number:
                               -----------------------------------------------
Name(s)
       -----------------------------------------------------------------------
                                 (Please Print)

Capacity (full title, if signing in a fiduciary or representative capacity):

------------------------------------------------------------------------------

Address:
        ----------------------------------------------------------------------
                                 (Including Zip Code)

Taxpayer Identification or
Social Security No:
                   ------------------------------------------------------------
Aggregate Liquidation Amount of
Old Capital Securities Tendered
(must be in integral
multiples of $1,000): $
                       --------------------------------------------------------

Certificate Number(s) of Old Capital Securities (if available):

Aggregate Liquidation Amount
Represented by Certificates(s): $
                                 ----------------------------------------------

IF TENDERED OLD CAPITAL SECURITIES WILL BE DELIVERED BY BOOK-ENTRY TRANSFER, PROVIDE THE DEPOSITORY TRUST COMPANY ("DTC") ACCOUNT NO. AND TRANSACTION CODE NUMBER (IF AVAILABLE):

Account No.
           --------------------------------------------------------------------
Transaction No.
               ----------------------------------------------------------------

                              GUARANTY OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm or entity identified as an "eligible guarantor institution" within the meaning of Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended, guarantees deposit with the Exchange Agent of a properly completed and executed Letter of Transmittal (or facsimile thereof), or an Agent's Message, as well as the certificate(s) representing all tendered Old Capital Securities in proper form for transfer, or confirmation of the book-entry transfer of such Old Capital Securities into the Exchange Agent's account at the Book-Entry Transfer Facility described in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering Old Capital Securities -- Book-Entry Transfer" and other documents required by the Letter of Transmittal, all by 5:00 p.m., New York City time, on the third New York Stock Exchange trading day following the Expiration Date.

Name of Eligible Institution:
                             --------------------------------------------------

                                           AUTHORIZED SIGNATURE

Address:                                   Name:
        ----------------------                  ------------------------------
                                           Title:
        ----------------------                   -----------------------------
Area Code and Telephone No.:               Date:
                                                 -----------------------------
------------------------------

       NOTE: DO NOT SEND OLD CAPITAL SECURITIES WITH THIS NOTICE. ACTUAL SURRENDER OF OLD CAPITAL SECURITIES MUST BE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY EXECUTED LETTER OF TRANSMITTAL.